UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2018

DISCOVER FINANCIAL SERVICES
(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2500 Lake Cook Road, Riverwoods, Illinois 60015
(Address of principal executive offices, including zip code)
(224) 405-0900
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 7.01 Regulation FD Disclosure.

Discover Financial Services hereby furnishes the information in Exhibit 99.1 hereto, Monthly Credit Card Charge-off and Delinquency Statistics as of and for each of the thirteen months ended June 30, 2018.

_______________________

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” or purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

_______________________

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Monthly Credit Card Charge-off and Delinquency Statistics as of and for each of the thirteen months ended June 30, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: July 16, 2018	By:	/s/ D. Christopher Greene
Name: D. Christopher Greene
Title: Vice President, Deputy General Counsel and Assistant Secretary

Exhibit Index

Exhibit Number	Description

99.1	Monthly Credit Card Charge-off and Delinquency Statistics as of and for each of the thirteen months ended June 30, 2018.